SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 3-52472

Date of Report: May 16, 2007

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD.

(Exact name of registrant as specified in its charter)

Delaware	58-2258912
(State of Other Jurisdiction of Incorporation or organization)	(I.R.S.Employer Identification No.)

238 Jianxindong Street, Laizhou, Shandong Province, P.R. China
(Address of principal executive offices)	Zip Code

011-86451-8271-3712

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On May 16, 2007 Shandong Zhouyuan Seed & Nursery Co., Ltd. entered into an Agreement on Joint Development of Zhouyuan Building Project.  The counterparty to the agreement was Jixi Xingcheng Real Estate Development Ltd.  The agreement provides that the parties will cooperate in the development of the building and underlying land now owned by Shandong Zhouyuan, with Jixi Xingcheng bearing financial and managerial responsibility for the construction project and the sale of the resulting units.  The agreement provides that, after completion of the planning and design proposals, the parties will mutually determine the allocation of profits from the project according to their respective investments in the project.

Item 9.01

Financial Statements and Exhibits

Exhibits

10-a

Agreement on Joint Development of Zhouyuan Building Project dated May 16, 2007 among   Shandong Zhouyuan Seed & Nursery Co., Ltd. and Jixi Xingcheng Real Estate Development Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHANDONG ZHOUYUAN SEED AND NURSERY CO, LTD.

Dated:  July 19, 2007

By: /s/ Wang Zhigang

      Wang Zhigang, Chief Executive Officer